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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT PETROLEUM
                            ENGINEERS AND GEOLOGISTS


As independent petroleum consultants, Ryder Scott Company, L.P. consents to the incorporation by reference of our firm's name on this Form S-3 registration statement for the sale of Harken Energy Corporation common stock.


                                             RYDER SCOTT COMPANY, L.P.


Houston, Texas
October 21, 1999